June 17, 2020 OV935 (soticlestat) Educational Seminar Exhibit 99.1

Jeremy Levin, DPhil, MB, BChir Chairman & Chief Executive Officer Ovid Therapeutics Welcome

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as "may," "will," "believe,"  "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available.  Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on Ovid’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Jeremy Levin DPhil, MB BChir Chairman, CEO Amit Rakhit MD, MBA President, CMO, Head of R&D Today’s Speakers Scott Demarest MD Assistant Professor Pediatric Neurology Children’s Hospital Colorado Jason Tardio Chief Commercial Officer Julia Tsai PhD VP, Clinical Development - Epilepsy

AGENDA 1 Overview of OV935 2 3 Welcome and Introduction 4 Compelling Market Opportunity 5 Soticlestat in Rare Epilepsies 6 Wrap-up Fireside Chat and Q&A Treating a Patient with DEE Dr. Jeremy Levin Dr. Amit Rakhit Jason Tardio Dr. Scott Demarest Dr. Julia Tsai Dr. Amit Rakhit, Dr. Scott Demarest & Dr. Julia Tsai

Our Mission and Value Proposition

Ovid's Rich Pipeline Focused on Rare Neurological Diseases

PRODUCT CANDIDATE	INDICATION	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
OV101 δ-selective $GABA_A$ receptor agonist	Angelman Syndrome					NEPTUNE – Ongoing ELARA OLE – Ongoing
OV101 δ-selective $GABA_A$ receptor agonist	Fragile X				ROCKET – Positive Topline Data Announced SKYROCKET – Topline Data Announced	
OV935 CH24H inhibitor	CDKL5 Deficiency Disorder / Dup15q Syndrome				ARCADE –Positive Initial Topline Data Announced ENDYMION OLE – Ongoing	
OV935 CH24H inhibitor	Dravet / LGS				ELEKTRA – Fully Enrolled ENDYMION OLE – Ongoing	
OV329 GABA aminotransferase inhibitor	Treatment Resistant Epilepsy					
OV881 microRNA	Angelman Syndrome					
Columbia University in the City of New York	KIF1A and other non-disclosed targets					

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Multiple Clinical Data Readouts Expected Across Late Stage Programs Phase II ELEKTRA Trial in Dravet Syndrome & Lennox-Gastaut Syndrome: Data Expected in Q3 2020 2 Open-Label Extension ENDYMION Trial in Developmental & Epileptic Encephalopathies: Data Expected in Q3 2020 4 Pivotal Phase III NEPTUNE Trial in Angelman Syndrome: Data Expected in Q4 2020 5 Phase II ARCADE Trial in Dup15q Syndrome & CDKL5 Deficiency Disorder: Data Expected in Q3 2020 3 1 Phase II ROCKET Trial in Fragile X Syndrome: Positive Topline Data Announced in Q2 2020

Phase II ELEKTRA Trial in Dravet Syndrome & Lennox-Gastaut Syndrome:  Data Expected in Q3 2020 1 Open-Label Extension ENDYMION Trial in Developmental & Epileptic Encephalopathies: Data Expected in Q3 2020 3 Phase II ARCADE Open Label Trial in Dup15q Syndrome & CDKL5 Deficiency Disorder: Data Expected in Q3 2020 2 Today’s Focus – OV935 (soticlestat) Results Will Define Regulatory Pathway

OV935 (soticlestat) – A Comprehensive Partnership with Takeda Partnered with Takeda, signed in 2017 Global 50 / 50 partnership to develop and commercialize OV935 Ovid is responsible for the clinical development in the initial indications (DEE) and commercialization in North America, EU and Israel Development costs are split 50 / 50 Commercialization is a global profit split Either party can develop new indication, other party can “buy-in” to the program Global 50 / 50 Partnership

Amit Rakhit, M.D., MBA President, Chief Medical Officer & Head of R&D Ovid Therapeutics Introduction: OV935 (soticlestat)

Soticlestat – Unique MOA with Broad DEE Development Program

✓ What we know

- Novel CH24H enzyme target & unique MOA
- Strong preclinical data support clinical development
- Successfully completed 12-week Phase 1b/2a study in adult DEE
- Longer-term data from ENDYMION (open label extension) suggest increased seizure reduction with prolonged treatment of soticlestat
- Initial data from ARCADE in CDD and Dup15q reported in Q1 2020 support seizure reduction in individual patients

❑ Looking ahead

- Soticlestat is being evaluated in a robust and comprehensive clinical development program in DEE
- ELEKTRA study is first randomized, double-blind study with soticlestat for DS and LGS; data expected Q3 2020
- Open-label exploratory ARCADE study for CDD and Dup15q is ongoing; final data expected 3Q 2020
- ENDYMION (open label extension) to evaluate long term safety and efficacy is ongoing; updated data expected Q3 2020
- Measuring 24HC [24-hydroxycholesterol] levels as a potential biomarker

Ovid THERAPEUTICS BOLDMEDICINE

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Soticlestat Is a Potent, Selective, Brain-penetrating CH24H Inhibitor In Development To Help Improve Seizure Control Soticlestat has the potential to reduce seizure susceptibility and improve seizure control Reduced 24HC levels cause reduced glutamatergic signaling and modulates glial function, resulting in reduced inflammation Soticlestat inhibits CH24H, resulting in a  dose-dependent reduction in 24HC levels Mechanism of Soticlestat Soticlestat may provide benefit through mechanisms that are not targets of conventional AEDs Epileptogenic insult Therapeutic Potential in Epilepsy ↓ 24HC CH24H ↓ NMDA Receptor activation ↓ Glial inflammation Cholesterol ↓ Seizure susceptibility Soticlestat T

Chromosome 15q Duplication Syndrome CDKL5 Deficiency Disorder Lennox-Gastaut Syndrome Dravet Syndrome ARCADE: Phase 2 Open-label pilot trial 20 patients ELEKTRA: Phase 2 Double-blind, placebo-controlled trial 141 pediatric patients Safety, tolerability, efficacy- seizure frequency Safety, tolerability, efficacy- seizure frequency Soticlestat Is Being Evaluated In a Robust And Comprehensive DEE Clinical Development Program ENDYMION Open-label extension (OLE) trial Phase 1b/2a

Jason Tardio Chief Commercial Officer Ovid Therapeutics Compelling Market Opportunity

Developmental and Epileptic Encephalopathies (DEE) are Rare Neurodevelopmental Disorders Usually Refractory to Standard AEDs

Lennox-Gastaut Syndrome (LGS)	Dravet Syndrome (DS)	Chromosome 15q Duplication Syndrome (Dup15q)	CDKL5 Deficiency Disorder (CDD)
Lennox-Gastaut syndrome is associated with multiple types of seizures, intellectual disability and behavior problems.	Dravet syndrome is a rare, lifelong form of epilepsy that begins in the first year of life with frequent and/or prolonged seizures leading to cognitive and motor impairment.	Dup15q syndrome is characterized by hypotonia and gross and fine motor delays, variable intellectual disability (ID), autism spectrum disorder (ASD), and epilepsy including infantile spasms.	CDKL5 deficiency disorder is caused by pathogenic variants in the CDKL5 gene resulting in early-onset seizures and neurodevelopmental impairment that affects cognitive, motor, speech and visual function.

Huge Unmet Need For New Therapies

- DEEs are lifelong conditions generally characterized by persistent severe seizures with concomitant cognitive, developmental, and behavioral issues.
- The goals of treatment are not only to control seizures, but also to prevent or reverse neurologic loss of function.
- Seizures are highly treatment-resistant to multiple conventional antiepileptic drugs (AED), with few or no FDA-approved therapies, depending on the DEE.

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Disease Burden of Developmental and Epileptic Encephalopathies on Stakeholders is Significant Ovid Therapeutics: Internal Market Research.

Approximately 80% of DEE Patients Remain Uncontrolled and Move to Later-line Therapies

Patient funnel for DEEs	Potential SoC at launch	Total Estimated Patients (US+ EU5): LGS	DS	CDD	Dup15q
Total Estimated Patients (prevalence)		~108,000	~28,000	~14,000	~37,000
Total Estimated Dx and Tx patients		~73,000	~19,000	~3,000	~8,000
1st line: Monotherapy	For all DEEs: Valporic Acid, Clobazam	20% controlled on AED: ~14,600	20% controlled on AED: ~3,800	20% controlled on AED: ~600	20% controlled on AED: ~1,600
2nd line: Adjunct therapy; 3rd line +: Switch / Add other adjunct therapy	DS: Diacomit, Fintepla, Epidiolex, *Others*; LGS: Epidiolex, Onfi, Banzel, *Others*; CDD: Ganaxolone, *Others*; Dup15q: No SoC, *Others*	~80% DEE patients remain uncontrolled and move to 2+ line of therapy: ~58,400	~80% DEE patients remain uncontrolled and move to 2+ line of therapy: ~15,200	~80% DEE patients remain uncontrolled and move to 2+ line of therapy: ~2,400	~80% DEE patients remain uncontrolled and move to 2+ line of therapy: ~6,400

DelveInsight's Dravet & Lennox-Gastaut Syndrome—Market Insights, Epidemiology, and Market Forecast—2030 report
DelveInsight's Dup15q Syndrome and CDKL5 Deficiency Disorder—Market Insights, Epidemiology, and Market Forecast—2030 report

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The DEE Market Represents A Potentially Compelling Commercial Growth Opportunity as New Treatments Emerge

Global Epilepsy Market: Branded vs. Generics


2013
2024
48%
52%
17%
83%
Branded
Generic
Branded
Generic

Dravet/LGS/CDKL5/Dup15q Market: US & EU5 (2030)

~115k Diagnosed Patients
(US & EU5)

2030 Forecasted Market Size: $3B+

DelveInsight's Dravet & Lennox-Gastaut Syndrome —Market Insights, Epidemiology, and Market Forecast—2030 report
DelveInsight's Dup15q Syndrome and CDKL5 Deficiency Disorder —Market Insights, Epidemiology, and Market Forecast—2030 report
Guggenheim Securities, LLC. The Epilepsy Report. November 2009.

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Scott Demarest, MD Assistant Professor Pediatric Neurology Children’s Hospital Colorado Treating a Patient With DEE

Generally characterized by persistent severe seizures with increased risk of sudden unexpected death and concomitant cognitive, developmental, and behavioral issues 1-3 Cause significant impact on both patients and caregivers 2 Symptoms often begin in infancy or early childhood and persist throughout patients’ lives 4, 5 Symptoms associated with epilepsy are highly treatment-resistant to multiple conventional antiseizure medications (ASMs), with few or no FDA-approved therapies, depending on the DEE 6,7 DEE are Rare Neurodevelopmental Disorders Associated With a Significant and Long-term Impact on Patients and Caregivers Selected Rare DEE CDKL5 Deficiency Disorder (CDD) Dravet syndrome (DS) Chromosome 15q Duplication syndrome (Dup15q) Lennox-Gastaut syndrome (LGS) FDA, US Food and Drug Administration. 1. Bayat A et al. Epilepsia. 2015;56:e36-e39. 2. Campbell JD et al. Epilepsy Behav. 2018;80:152-156. 3. Finucane BM et al. In: Adam MP et al, eds. GeneReviews® [Internet]. Seattle, WA: University of Washington, Seattle; 2016. 4. Genetics Home Reference. https://ghr.nlm.nih.gov/condition/cdkl5-deficiency-disorder. Accessed January 4, 2019. 5. Lennox Gastaut Syndrome Foundation. http://www.lgsfoundation.org/aboutlgs. Accessed January 4, 2019. 6. Dup 15q Alliance. https://www.dup15q.org/. Accessed January 4, 2019. 7. Nieh SE, Sherr EH. Neurotherapeutics. 2014;11:796-806.

DEE Encompass Diverse Etiologies with Few or No Approved Treatments

	CDKL5 Deficiency Disorder (CDD)	Chromosome 15q Duplication Syndrome (Dup15q)	Dravet Syndrome (DS)	Lennox-Gastaut Syndrome (LGS)
Etiology	Mutations in *CDKL5* gene on X chromosome	Duplication in chromosome 15q11.2-q13.1 region	80% have mutations in *Scn1a* gene	Multiple
Age of onset	Birth–3 months	6 months–9 years	Birth–1 year	2–5 years
Prevalence	~1:42,400–1:60,000	~1:9,803-1:100,000	~1:21,700–1:45,700	~1:6,900-8,500
Clinical Manifestations	• Long, intractable seizures, periods of repeated seizures • Mainly affects females • Atypical hypsarrhythmia pattern on EEG over time • Repetitive hand movements • Hypotonia	• Hypotonia, motor delays, ASD symptoms, anxiety disorder • Infantile spasms progressing to LGS-type syndrome	• Prolonged focal that can evolve to generalized convulsive tonic-clonic seizures • First seizure associated with fever in 60% of cases • Developmental delay	• Drop seizures • Multiple seizure types • More common in males • Intellectual disabilities along with psychiatric comorbidities • Distinctive EEG brain wave pattern
FDA-approved Therapies	None	None	Epidiolex® (cannabidiol), stiripentol	Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol)

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Seizures Associated With DEE Remain Inadequately Controlled Despite the Use of Multiple ASMs

Conventional ASMs primarily act through 4 mechanisms

1: Modulation of voltage-gated ion channels (eg, carbamazepine, lamotrigine)

2: Inhibition of excitatory synaptic release elements (eg, gabapentin, pregabalin)

3: Enhancement of GABA inhibition via $GABA_A$ receptors (eg, clobazam, clonazepam)

4: Inhibition of excitatory ionotropic glutamate receptors (eg, felbamate, perampanel)



Voltage-Gated Na⁺ Channel
Ca²⁺ Channel
K⁺ channel
Na⁺
Depolarization
Vesicular Release
GAT-1
GABA
Glutamate
Postsynaptic Neuron
GABAA Receptor
NMDA Receptor
Inhibitory Synapse
Excitatory Synapse

A better understanding of the underlying pathophysiology of seizures is required to develop novel targets and improve seizure control

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Patient Journey- What is This Like for Families These are young children – babies or toddlers They start to have seizures or developmental problems Their parents are terrified about what is happening Their doctors are recommending many different types of test – MRIs, EEGs, Genetic testing Their doctors are recommending seizure medications to try to stop the seizures and, in some cases, telling the parents that their child’s development depends on controlling those seizures.

“We didn’t get her on seizure meds until she was about two months old; at which point, we were told by numerous doctors that soon as we get the seizures under control, she’ll progress normally. That was another level of grief. It was a new level of grief because, yeah, we wanted the seizures to stop. We needed the seizures to stop. We did everything in our physical power to stop those seizures. Some of that meant medications that were so potent for this little, tiny body that it broke my heart.”  Direct Quote From a CDD parent:

This is a Life-long Journey New drugs are needed in highly refractory patients that have key attributes:  Safety, tolerability, durability of effect in seizure, and potential benefits outside of seizure control Trial and error wit h seizure medications Physical, occupational and speech therapy Adaptive devices, IEPs and adjustments for the child developmental disability

Julia Tsai, PhD VP Clinical Development, Epilepsy Ovid Therapeutics Soticlestat in Rare DEEs

Soticlestat Significantly Reduced Seizure Burden and Improved Survival an a Dravet syndrome (DS) Mouse Model Fig 1. Seizure-free Rate P<0.0001 Control (n=60) OV935 (n=100) 100 80 60 40 20 0 Percent seizure free Fig 2. Survival Rate P<0.0001 Percent survival 50 40 30 20 10 0 Age (Days) Control (n=60) OV935 (n=100) 100 75 0 50 25 SCN1A+/- DS mouse model exhibits several features of DS, including spontaneous seizures, hyperthermia-induced generalized tonic-clonic seizures and sudden death Treatment of SCN1A+/- mice with soticlestat Significantly increase seizure free rate (Fig. 1) Significantly improved survival (Fig. 2) Elevated threshold for hyperthermia-induced seizures Effect of Soticlestat on SCN1A +/- DS Mouse Model Preclinical data in mouse model of DS demonstrates ability of soticlestat to improve 2 core features of Dravet syndrome

Phase 1b/2a

Soticlestat Was Evaluated in a 12-week Phase 1b/2a Study in Adult Patients With DEE


Part A
Double-Blind Tx
(30 days)
Part B
Open-Label Tx
(60 days)
Follow-up
(30 days)
Screening/Baseline
Randomization
(n=18)
Soticlestat BID
(n=14)
Placebo BID
(n=4)
Soticlestat BID (n=16)
End of Trial
Safety and PK assessments
Safety, PK, and
exploratory assessments

Two-Part Trial Design

- Part A: Randomized, double-blind, placebo-controlled
- Part B: Open label

Key Inclusion Criteria

- Adult patients; ages 18–65 years
- Established diagnosis of DEE
- At least 1 bilateral motor seizure at baseline

Endpoints

Primary:
- Safety and tolerability

Secondary:
- PK parameters

Exploratory:
- Change in seizure frequency from baseline
- 24HC plasma levels

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Phase 1b/2a Trial: Soticlestat Was Well-tolerated and Reduced Seizures in Developmental and Epileptic Encephalopathies  Phase 1b/2a Patient Diagnosis at Trial Entry LGS (n=6), Dravet (n=1), DEE (n=6), Tuberous sclerosis (n=1), All other (n=4) Safety And Tolerability Soticlestat achieved the study's primary endpoint of safety and tolerability as measured by incidence of adverse events (AEs) Majority of AEs were mild Seizure Frequency 61% reduction in median seizure frequency observed at scheduled Day 92 Two of 11 patients became seizure-free (last 28 days of treatment to Day 92)

ENDYMION: An OLE Study To Evaluate Long-term Safety and Efficacy Of soticlestat — Study Design Trial Design Prospective, interventional, open-label, multi-site, extension study Key Inclusion Criteria Aged 2-65 years Participated in a previous soticlestat study and meet one of the following conditions: Successfully completed a soticlestat clinical study Received ≥10 weeks of study treatment and, in the opinion of the investigator, the patient has the potential to benefit from the administration of soticlestat Safety Follow-up (4 weeks) Treatment Period (208 weeks) (2 weeks titration followed by 206 weeks maintenance) Completion of previous soticlestat study Soticlestat BID

ENDYMION Safety and Efficacy - Majority of AEs Were Mild and Consistent with Phase 1b/2a Adult DEE Study Treatment-emergent adverse events (TEAEs) were consistent with those reported in the adult DEE study and the majority were mild) ALL reported TEAEs were: upper abdominal pain, nausea, pyrexia, bronchial wall thickening, rales, unsteadiness, lacerations and contusions (secondary to seizures) Nausea was the only drug-related adverse event There were no discontinuations due to AEs. Reduction in median seizure frequency over time -48% -90% -84% -65% -59% Last 28 days in adult DEE Study Median % change in seizure frequency including the patient with concomitant perampanel (N=7) per 12 weeks: -31%, -46%, -82%, -90% *two patients have not yet completed 48 weeks of dosing

ARCADE: A Signal Finding Phase 2 Study In Patients With CDD and Dup15q — Study Design Follow-up (4 Weeks) End of Trial Screening/Baseline Trial Design Multicenter, open-label, pilot study Titrated: 100 mg BID, 200 mg BID, 300 mg BID (mg/kg dosing <60 kg) oral tablets Key Inclusion Criteria Aged ≥2 and ≤55 years  Confirmed diagnosis of CDD or Dup15q syndrome Failed at least ≥2 AEDs Currently taking 1-6 AEDs at a stable dose ≥ 3 motor seizures (excluding myoclonic seizures) in 4 wk prospective baseline Dup15q CDD Dose Optimization Period (8 Weeks) Maintenance Period (12 Weeks) Soticlestat BID Entry into ENDYMION Primary Efficacy: Percent change from baseline in motor seizure frequency per 28 days during maintenance period Secondary: Responder rate, CGI-C, Caregiver GI-C Exploratory: Seizure frequency & 24HC plasma levels Endpoints

ARCADE

Summary of Initial Findings From ARCADE (CDD & Dup15q)

- Demographics (n=11): Dup15q (n=6) and CDD (n=5)
  - 7/11 female, median age: 12 yr. (range 3, 27)
  - 7/11 on 3 or more concomitant antiseizure medications
    - topiramate, clobazam, felbamate, rufinamide, valproate
- Safety:
  - Consistent with prior observations in Phase 1b/2a adult DEE study; no new safety signals were identified
  - No negative trends in vital signs, clinical laboratory results, ECGs, physical/neurological exams
  - Majority of AEs were mild in severity
  - Most commonly reported AEs-constipation, fatigue, nasopharyngitis, and seizures
- Efficacy:
  - CDD: meaningful reduction in a variety of motor seizures most common to CDD (generalized tonic-clonic and epileptic spasms)
  - Dup15q: variable seizure control in both motor and non-motor seizures, individual improvements

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ARCADE Enrollment Complete With Data Now Expected Q3 2020 Open-label study enrolled 20 participants with CDD (n=12) and Dup15q (n=8) Current cohort sufficient to inform next steps in development for these ultra-rare (CDD) and rare (Dup15q) patient populations Data readout in Q3 2020 will inform next steps for development in CDD and Dup15q CDD:  Enrollment increased from the initial analysis sample size of n=5 to n=12  Dup15q:  Enrollment increased from initial analysis sample size of N=6 to n=8 and should be sufficient to make development decision  Additional exploratory endpoints in trial may support clinical meaningfulness of soticlestat treatment beyond effect on seizure activity: Clinical Global Impression of Change (CGI-C) Caregiver Global Impression of Change (Caregiver GI-C) Exit surveys

ELEKTRA: A Phase 2 Study in Pediatric Patients With DS Or LGS — Study Design End of Trial Screening/Baseline Trial Design Global, multicenter, randomized, double-blind, placebo-controlled Final enrollment: n=141 Titrated: 100 mg BID, 200 mg BID, 300 mg BID (mg/kg dosing <60 kg) oral tablets Key Inclusion Criteria Aged ≥2 and ≤17 years  Clinical diagnosis of DS or LGS Failed at least ≥2 AEDs Currently taking 1–4 AEDs at a stable dose Minimum of at least 3 convulsive (DS) or 4 drop (LGS) seizures during a minimum 4-wk prospective baseline Dose Optimization Period (8 Weeks) Maintenance Period (12 Weeks) Follow-up (4 Weeks) Entry into ENDYMION Placebo BID Soticlestat BID Randomization DS (n=40) LGS (n=86) LGS DS

ELEKTRA Efficacy Endpoints Primary Efficacy Endpoint  Percent change from baseline in convulsive (DS) and drop (LGS) seizures frequency per 28 days OV935 vs PBO during maintenance period Secondary Efficacy Endpoint  Responder rate- proportion of patients with worsening, no change, ≥25%, ≥50%, ≥75%, and 100% reduction in convulsive and drop seizure frequency in each respective DS and LGS stratum  Investigator reported Clinical Global Impression of Change (CGI-C)  Caregiver reported Global Impression of Change (Caregiver GI-C) Exploratory/Safety Endpoints  Safety and tolerability OV935 as adjunctive therapy as compared to placebo  Plasma levels of 24HC  Effect of OV935 on behavior   ELEKTRA Data expected in 3Q 2020

Data Readouts in 3Q2020 Will Determine Soticlestat Regulatory Path ELEKTRA- Phase 2 double-blind, placebo-controlled study in DS & LGS   Safety and efficacy ARCADE- Phase 2 open label study in ultra-rare CDD & Dup15q  Safety and efficacy  ENDYMION- long term open label extension- long term safety, tolerability, and efficacy   Long-term safety and efficacy data in adult patients from Phase 1a/2b DEE Study Long-term safety and efficacy data in adult and pediatric patients from ARCADE and ELEKTRA All patients who completed ARCADE and ELEKTRA studies to date have rolled over to ENDYMION

Soticlestat – Unique MOA with Broad DEE Development Program

✓ What we know

- Novel CH24H enzyme target & unique MOA
- Strong preclinical data support clinical development
- Successfully completed 12-week Phase 1b/2a study in adult DEE
- Longer-term data from ENDYMION (open label extension) suggest increased seizure reduction with prolonged treatment of soticlestat
- Initial data from ARCADE in CDD and Dup15q reported in Q1 2020 support seizure reduction in individual patients

❑ Looking ahead

- Soticlestat is being evaluated in a robust and comprehensive clinical development program in DEE
- ELEKTRA study is first randomized, double-blind study with soticlestat for DS and LGS; data expected Q3 2020
- Open-label exploratory ARCADE study for CDD and Dup15q is ongoing; final data expected 3Q 2020
- ENDYMION (open label extension) to evaluate long term safety and efficacy is ongoing; updated data expected Q3 2020
- Measuring 24HC [24-hydroxycholesterol] levels as a potential biomarker

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FIRESIDE CHAT and Q&A Amit Rakhit MD, MBA President, Chief Medical Officer Head of R&D, Ovid Therapeutics Scott Demarest MD Assistant Professor Pediatric Neurology Children’s Hospital Colorado Julia Tsai PHD VP, Clinical Development – Epilepsy, Ovid Therapeutics